                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF

                          ESPERION THERAPEUTICS, INC.
            PURSUANT TO THE OFFER TO PURCHASE DATED JANUARY 6, 2004
                                       BY

                            ENZO ACQUISITION CORP.,
                          A WHOLLY OWNED SUBSIDIARY OF

                                  PFIZER INC.

THE OFFER (AS DEFINED HEREIN) AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON FEBRUARY 4, 2004, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                                EQUISERVE TRUST

            By Mail:                  By Overnight Delivery:                  By Hand:
        EquiServe Trust                  EquiServe Trust          Securities Transfer & Reporting
       Corporate Actions             Attn: Corporate Actions            c/o EquiServe Trust
     Post Office Box 43014              150 Royall Street          100 William's Street, Galleria
   Providence, RI 02940-3014             Canton, MA 02021                New York, NY 10038

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                   SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
          (PLEASE FILL IN, IF BLANK)*                        (PLEASE ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------
                                                                              TOTAL NUMBER OF
                                                          SHARE              SHARES REPRESENTED               NUMBER
                                                       CERTIFICATE                BY SHARE                  OF SHARES
                                                      NUMBER(S)(1)           CERTIFICATE(S)(1)             TENDERED(2)
                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------

                                                 -----------------------------------------------------------------------------
                                                  Total Shares Tendered
------------------------------------------------------------------------------------------------------------------------------
(1) Need not be completed by stockholders who deliver Shares (as defined below) by book-entry transfer ("Book-Entry
    Stockholders").
(2) Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------------

[ ]CHECK HERE IF SHARE CERTIFICATES HAVE BEEN LOST OR MUTILATED. SEE INSTRUCTION
   11.

     *The names and addresses of the registered holders of the tendered Shares should be printed, if not already printed above, exactly as they appear on the Share Certificates (as defined below) tendered hereby.

     This Letter of Transmittal is to be used by stockholders of Esperion Therapeutics, Inc. ("Esperion" or the "Company") if certificates for Shares (as defined herein) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 (Procedures for Tendering Shares of Company Common Stock in the Offer) of the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer, to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in Section 2 (Procedures for Tendering Shares of Company Common Stock in the Offer) of the Offer to Purchase and pursuant to the procedures set forth therein).

     Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedure set forth in Section 2 (Procedures for Tendering Shares of Company Common Stock in the Offer) of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility will not constitute delivery to the Depositary.

                                TENDER OF SHARES

[ ]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
   THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution:
--------------------------------------------------------------------------------

   Account Number:
--------------------------------------------------------------------------------

   Transaction Code Number:
--------------------------------------------------------------------------------

[ ]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

  Name(s) of Registered Holder(s):
--------------------------------------------------------------------------------

  Window Ticket Number (if any):
--------------------------------------------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------------------------

  Name of Eligible Institution that Guaranteed Delivery:
--------------------------------------------------------------------------------

                                   IMPORTANT

                             STOCKHOLDER: SIGN HERE
           (PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))

Name(s)
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity (Full Title)
            --------------------------------------------------------------------
                               (SEE INSTRUCTIONS)

Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
                               -------------------------------------------------

Taxpayer Identification or Social Security Number
                                                  ------------------------------
                                                     (SEE SUBSTITUTE FORM W-9)

Dated: ------------------------------ , 200

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Authorized Signature(s)
              ------------------------------------------------------------------

Name
     ---------------------------------------------------------------------------

Name of Firm
                 ---------------------------------------------------------------

Address
        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
                               -------------------------------------------------

Dated: ------------------------------ , 200

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if certificates representing Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the signatory.

Issue:  [ ] Check and/or  [ ] Certificate(s) to

Name
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

Account Number:
                ----------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
     To be completed ONLY if certificates representing Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the signatory or to the signatory at an address other than that shown under "Description of Shares Tendered."

Mail:  [ ] Check and/or  [ ] Certificate(s) to

Name
     ---------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

------------------------------------------------------------------------------------------------------------------
                                                  PAYER'S NAME:
------------------------------------------------------------------------------------------------------------------
        SUBSTITUTE          PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX
         FORM W-9           AT THE RIGHT AND CERTIFY BY SIGNING AND        ---------------------------------------
                            DATING BELOW                                   Social Security Number(s)
                                                                           OR
                                                                           Employer Identification Number
                            --------------------------------------------------------------------------------------

DEPARTMENT OF THE TREASURY   PART 2 -- Certification.  Under penalties of perjury, I certify that: (1) The number
 INTERNAL REVENUE SERVICE    shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued for me) and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, (3) I am a U.S.
                             person (including a U.S. resident alien).
                             ------------------------------------------------------------------------------------


    PAYOR'S REQUEST FOR      Certification Instructions -- You must cross out item     PART 3
         TAXPAYER            (2) in Part 2 above if you have been notified by the IRS  Awaiting TIN [ ]
IDENTIFICATION NUMBER (TIN)  that you are subject to backup withholding because of     ----------------------------
                             underreporting interest or dividends on your tax          PART 4
                             returns. However, if after being notified by the IRS      Exempt TIN [ ]
                             that you are subject to backup withholding, you re-
                             ceived another notification from the IRS stating that
                             you are no longer subject to backup withholding, do not
                             cross out such item (2). If you are exempt from backup
                             withholding, check the box in Part 4 above.
                             --------------------------------------------------------------------------------------

                             Signature: ------------------------------------------     Date: -------------------- ,
                                                                                       200
-------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU IN THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary, a portion of all reportable payments made to me will be withheld, but will be refunded to me if I provide a certified taxpayer identification number within 60 days.

Signature: ------------------------------ Date: ------------------------- , 200

                     PLEASE READ THE INSTRUCTIONS SET FORTH
                    IN THIS LETTER OF TRANSMITTAL CAREFULLY

Ladies and Gentlemen:

     The signatory hereby tenders to Enzo Acquisition Corp., a Delaware corporation ("Purchaser") and wholly owned subsidiary of Pfizer Inc. ("Parent"), pursuant to Purchaser's Offer to Purchase, dated January 6, 2004 (the "Offer to Purchase"), the above-described shares of common stock, par value $0.001 per share (the "Shares" or "Company Common Stock"), of Esperion Therapeutics, Inc., a Delaware corporation ("Esperion" or the "Company"), for $35.00 per share net to the signatory in cash, without interest thereon and upon the terms and subject to the conditions set forth in the Offer to Purchase and this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"). All references in this Letter of Transmittal to Company Common Stock include the Rights to such common stock. By executing this Letter of Transmittal, the signatory hereby acknowledges receipt of the Offer.

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the signatory hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after February 4, 2004 (collectively, "Distributions") and irrevocably constitutes and appoints EquiServe Trust (the "Depositary") the true and lawful agent and attorney-in-fact of the signatory with respect to such Shares (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of Esperion, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the signatory hereby irrevocably appoints Henry A. McKinnell, Jeffrey B. Kindler and Margaret M. Foran, and each of them, the attorneys-in-fact and proxies of the signatory, each with full power of substitution, to vote at any annual or special meeting of Esperion stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the signatory at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the signatory with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Shares or other securities to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Esperion's stockholders.

     The signatory hereby represents and warrants that the signatory has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The signatory will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the signatory shall remit and transfer promptly to the Depositary for the account of Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of such Distribution as determined by Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the signatory, and any obligation of the signatory hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the signatory. Except as stated in the Offer, this tender is irrevocable.

     The signatory understands that the valid tender of the Shares pursuant to any one of the procedures described in Section 2 (Procedures for Tendering Shares of Company Common Stock in the Offer) of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the signatory and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The signatory recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions," please issue any certificates for the Shares not tendered or not accepted for payment and/or the check for the purchase price of all of the Shares tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail any certificates for the Shares not tendered or not accepted for payment and/or the check for the purchase price of all of the Shares tendered (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." in the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please return any certificates evidencing Shares not tendered or not accepted for payment and/or the check for the purchase price of all Shares tendered (and any accompanying documents, as appropriate) in the name(s) of, and return any such certificates and/or check (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The signatory recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.  GUARANTEE OF SIGNATURES.

     No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent's Medallion Program, the Nasdaq Stock Market Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2.  REQUIREMENTS OF TENDER.

     This Letter of Transmittal is to be completed by stockholders if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 2 (Procedures for Tendering Shares of Company Common Stock in the Offer) of the Offer to Purchase. Share Certificates evidencing tendered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase). Stockholders whose Share Certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the Expiration Date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 2 (Procedures for Tendering Shares of Company Common Stock in the Offer) of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. For purposes of the foregoing, a trading day is any day on which the Nasdaq National Market is open for business. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     The method of delivery of this Letter of Transmittal, Share Certificates and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and the risk of the tendering stockholder and the delivery will be deemed made only when actually received by the Depositary (including, in the case of book-entry transfer, receipt of a Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be exchanged. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

3.  INADEQUATE SPACE.

     If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

     If fewer than all of the Shares evidenced by any Share Certificate are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." in this case, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless indicated.

5.  SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted. If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made or certificates for Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed and transmitted hereby, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

6.  STOCK TRANSFER TAXES.

     Except as otherwise provided in this Instruction 6, Purchaser will pay all stock transfer taxes with respect to the transfer and sale of any Shares to Purchaser or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares tendered unless evidence satisfactory to Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) evidencing the Shares tendered hereby.

7.  SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.

     If a check is to be issued to a person other than the signer of this Letter of Transmittal or if a check is to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

8.  WAIVER OF CONDITIONS.

     Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase), Purchaser reserves the right, in its sole discretion, to waive, at any time or from time to time, any of the specified conditions (other than the Minimum Condition (as defined in the Offer to Purchase)) of the Offer, in whole or in part, in the case of any Shares tendered.

9.  BACKUP WITHHOLDING.

     In order to avoid backup withholding of U.S. federal income tax on payments of cash in the Offer, a stockholder tendering Shares in the Offer who is a U.S. citizen or a U.S. resident alien must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 included in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a stockholder does not provide such stockholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a penalty on such stockholder and payment of cash to such stockholder in the Offer may be subject to backup withholding.

     Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

     The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner(s) of the Shares tendered herewith. If such Shares are held in more than one name, or are not in the name of the actual owner(s), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number at the bottom of the Substitute Form W-9 in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold a portion of all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such Stockholder if a TIN is provided to the Depositary within 60 days.

     See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more instructions.

     Certain stockholders (among others, corporations and certain other taxpayers that come within certain other exempt categories and can demonstrate that fact) are not subject to backup withholding. Tendering stockholders who are not U.S. citizens or U.S. resident aliens should complete and sign the main signature form and an IRS Form W-8BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding," or other appropriate IRS Form W-8, copies of which may be obtained from the Depositary, in order to avoid backup withholding. Stockholders should consult their tax advisors about qualifying for exemption from backup withholding and the procedure for obtaining such exemption.

10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the addresses and phone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.

11.  LOST, DESTROYED OR STOLEN CERTIFICATES.

     If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify StockTrans, Inc. in its capacity as transfer agent for the Shares telephone number: (610) 649-7300. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY. FAILURE TO SO COMPLY WILL CAUSE THE SHARES NOT TO BE TENDERED.

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, unless an exemption applies, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct TIN on the Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's Social Security Number. If a tendering stockholder is subject to backup withholding, such stockholder must cross out Item (2) of Part 2 on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. If the stockholder makes a false statement with no reasonable basis which results in no imposition of backup withholding, the stockholder may be subject to a $500 penalty imposed by the Internal Revenue Service. The stockholder may be subject to criminal penalties including fines and imprisonment if the stockholder falsifies certifications or affirmations. In addition, payments that are made to such stockholder may be subject to backup withholding at the fourth lowest rate of tax applicable to unmarried individuals (the "Withholding Rate").

     Certain stockholders (including, among others, corporations and certain other taxpayers that come within certain other exempt categories and can demonstrate that fact) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a properly
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

completed IRS Form W-8BEN (or other appropriate IRS Form W-8), attesting to that individual's exempt status. Such forms may be obtained from the Depositary. Exempt stockholders, other than foreign individuals, should furnish their TIN, select "Exempt" in Part 4 of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold a percentage of any reportable payments made to the stockholder at the Withholding Rate. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided that the required information is furnished to the Internal Revenue Service in a timely manner.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments that are made to a stockholder with respect to Shares tendered pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN (or the TIN of another payee) by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN).

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the TIN (e.g., Social Security Number or Employer Identification Number) of the record holder of the Shares. If the Shares are in more than one name, or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should check the box in Part 3 and sign, date and return the Substitute Form W-9. If the box in Part 3 is checked, the Depositary will withhold from the reportable payments made to the stockholder at the Withholding Rate, but such withholdings will be refunded if the tendering stockholder provides a TIN within 60 days.

     Manually signed facsimile copies of this Letter of Transmittal will be accepted. This Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder or such stockholder's broker, dealer, bank, trust company or other nominee to the Depositary at one of the addresses listed below.

                                EQUISERVE TRUST

             By Mail:                    By Overnight Delivery:                    By Hand:
         EquiServe Trust                    EquiServe Trust            Securities Transfer & Reporting
        Corporate Actions               Attn: Corporate Actions              c/o EquiServe Trust
      Post Office Box 43014                150 Royall Street            100 William's Street, Galleria
    Providence, RI 02940-3014               Canton, MA 02021                  New York, NY 10038

     Questions and requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the Information Agent at their number and location listed below, and will be furnished promptly free of charge. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                           [MORROW & CO., INC. LOGO]

                           445 Park Avenue, 5th Floor
                            New York, New York 10022
                                 (212) 754-8000
                     Banks and Brokers Call: (800) 654-2468
                   All Others Call Toll Free: (800) 607-0088
                         E-Mail: Espr.Info@Morrowco.com

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